UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 31, 2020

UFP Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-12648	04-2314970
(Commission File Number)	(I.R.S. Employer Identification Number)

100 Hale Street, Newburyport, MA - USA	01950-3504
(Address of Principal Executive Offices)	(Zip Code)

978-352-2200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UFPT	The NASDAQ Stock Market L.L.C.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment to Amended and Restated Credit Agreement

On December 31, 2020, UFP Technologies, Inc. (“UFP” or the “Company”), certain of the Company’s subsidiaries, and Bank of America, N.A., as administrative agent and sole lender, entered into a First Amendment (the “First Amendment”) to the Company’s Amended and Restated Credit Agreement, dated February 1, 2018 (as amended, the “Restated Credit Agreement”).

The First Amendment amended the Restated Credit Agreement by (i) extending the scheduled maturity date from February 1, 2023 to December 31, 2025, and (ii) creating procedures and guidelines for establishing a successor benchmark rate if LIBOR ceases to be available during the term of the revolving credit facility. Additionally, the Restated Credit Agreement called for interest of LIBOR plus a margin that ranges from 1.0% to 1.5% or, at the discretion of the Company, the bank’s prime rate less a margin that ranges from .25% to zero. The First Amendment calls for interest of LIBOR plus a margin that ranges from 1.25% to 1.75% or, at the discretion of the Company, the bank’s prime rate plus a margin that ranges from zero to 0.25%. In both cases the applicable margin remains dependent upon Company performance. The First Amendment also added certain representations and covenants concerning compliance by the Company with legal requirements.

The foregoing description of the First Amendment is not intended to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is attached as Exhibit 10.1, and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the First Amendment, as set forth in Item 1.01 of this Form 8-K, is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	First Amendment to Amended and Restated Credit Agreement, dated December 31, 2020, by and among, (a) UFP Technologies, Inc., as borrower, (b) Moulded Fibre Technology, Inc., Simco Industries, Inc., Dielectrics, Inc., UFP Realty, LLC, UFPT MA, LLC, UFP CO, LLC, UFP FL, LLC, UFP TX, LLC, UFP MI, LLC and UFP IA, LLC, as guarantors, and (c) Bank of America, N.A., as administrative agent and sole lender.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2021	UFP TECHNOLOGIES, INC.

	By:	/s/ Ronald J. Lataille
Ronald J. Lataille, Chief Financial
Officer and Senior Vice President